UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2025

Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

New York	001-34780	13-1950672
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

700 Veterans Memorial Hwy. Suite 100

Hauppauge, New York 11788

(Address of Principal Executive Office) (Zip Code)

(631) 547-3055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FORD	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On August 8, 2025, Forward Industries (Asia-Pacific) Corporation (“FC”) converted 610 shares of Series A-1 Preferred Stock (“Series A-1”) (Stated Value of $610,000) in accordance with the terms of the Series A-1 and was issued 81,333 shares of common stock (based on a conversion price of $7.50 per share) of Forward Industries, Inc. (the “Company”).

The shares of common stock issued upon conversion were issued in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as the transaction constituted an exchange of securities by the Company with an existing security holder and no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

Following the conversion, the Company had 4,315 shares of Series A-1 outstanding all of which are held by FC.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2025, the Company appointed Fred Sklenar as the Chief Executive Officer and President of Kablooe Inc. (“Kablooe”), the Company’s wholly-owned subsidiary, effective August 18, 2025. Mr. Sklenar will receive an annual base salary of $175,000, payable in accordance with the Company’s standard payroll practices, and is eligible to receive a performance bonus of $50,000, subject to (i) his continued employment with the Company through August 18, 2026, and (ii) the achievement of certain performance milestones.

Mr. Tom KraMer, resigned from all of his positions with Kablooe, including his position as Chief Executive Officer and President, effective August 18, 2025.

Mr. Sklenar, 61, has been the Director of Project Plans of Kabloee, Inc. since January 2024. Prior to that,  Mr. Sklenar was the Chief Operating Officer of Abstrategy Design, a design firm he founded in 1991.

There are no arrangements or understandings between Mr. Sklenar and any other persons, pursuant to which he was selected as Chief Executive Officer, no family relationships among any of the Company’s directors or executive officers and Mr. Sklenar, and there are no related party transactions involving Mr. Sklenar that would require disclosure under Item 404(a) of Regulation S-K.

On August 11, 2025, the Compensation Committee of the Board of Directors approved an increase in potential severance payable under the Employment Agreement dated July 1, 2023 with Ms. Kathleen Weisberg, the Company's Chief Financial Officer, from six months to eight months of her then-current base salary. The Company and Ms. Weisberg executed Amendment No. 1 to her Employment Agreement, dated August 11, 2025, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

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Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 8, 2025, the Company held its 2025 Annual Shareholders’ Meeting and the results of each of the proposals are listed below.

Proposal	For	Against	Withheld	Abstain	Broker Non-Votes
(1) To elect the following directors:
Sangita Shah	521,262	*	3,587	*	214,063
Sharon Hrynkow	520,903	*	3,946	*	214,063
Keith Johnson	521,939	*	2,910	*	214,063
(2) To ratify the appointment of the Company’s independent registered public accounting firm for fiscal year 2025	726,250	12,303	*	359	*
(3) To consider and vote upon a proposal to change the Company’s state of incorporation from New York to Nevada by means of a merger of the Company with and into a wholly-owned Nevada subsidiary, pursuant to the Agreement and Plan of Merger attached as Annex A to this Proxy Statement.	427,661	96,862	*	326	214,063
(4) To approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of shares of the Company’s common stock pursuant to that certain securities purchase agreement dated May 16, 2025 with C/M Capital Master Fund, LP, establishing an equity line of credit pursuant to which the Company may sell shares of common stock to C/M Capital Master Fund, LP from time to time in its discretion, without giving effect to the exchange cap in the Purchase Agreement	514,812	9,662	*	375	214,063
(5) To approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of shares of the Company’s common stock pursuant to the conversion of Series B Preferred Stock and conversion of warrants issued pursuant to those certain securities purchase agreements dated May 23, 2025 with C/M Capital Master Fund, LP and WVP-Emerging Manager Onshore Fund, LLC-Structured Small Cap Lending Series, without giving effect to the exchange cap in the Series B Purchase Agreements	514,790	9,705	*	354	214,063
(6) To approve an amendment to the Company’s 2021 Equity Incentive Plan to increase the number of shares of the Company’s common stock available and reserved for issuance thereunder by 300,000 shares for a total of 429,100 shares of common stock	458,434	65,883	*	532	214,063
(7) To adjourn the Annual Meeting to a later date and time to solicit additional proxies in favor of one or more proposals submitted to a vote by the stockholders at the Annual Meeting.	684,933	53,069	*	910	*

* Not applicable.

There were 1,125,998 shares outstanding on the record date of the meeting and a total of 738,912 shares were voted. Proposal 1 required a plurality vote, Proposal 3 required an affirmative vote of the majority of the outstanding shares of common stock and Proposals 2, 4, 5, 6 and 7 required an affirmative vote of the majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

Each of the three nominees for director was elected to serve until the next annual meeting of shareholders. Additionally, Proposals 2, 4, 5, 6 and 7 were approved. Proposal 3 was not approved.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Amendment No. 1 to Employment Agreement dated August 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD INDUSTRIES, INC.

Date: August 12, 2025	By:	/s/ Kathleen Weisberg
Name: Kathleen Weisberg
Title: Chief Financial Officer

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